UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 16, 2003

(Date of earliest event reported)

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5.    Other Events and Required FD Disclosure

On July 16, 2003, TranSwitch Corporation issued a press release reporting its financial results for the second quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 16, 2003.

ITEM 9.    Regulation FD Disclosure. (Information Furnished Under Item 12. Disclosure of Results of Operations and Financial Condition.)

The following information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 in accordance with the Securities and Exchange Commission’s interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements, as set forth in Release No. 33-8216.

On July 16, 2003, TranSwitch Corporation issued a press release reporting its financial results for the second quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

July 16, 2003	By:	/s/ PETER J. TALLIAN
Name: Peter J. Tallian Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 16, 2003.